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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                NOVEMBER 13, 2003
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                              GOLDEN TELECOM, INC.
             (Exact name of registrant as specified in its charter)

       DELAWARE                        0-27423                   51-0391303
(State of incorporation)       (Commission File Number)        (IRS Employer
                                                             Identification No.)

                 REPRESENTATION OFFICE GOLDEN TELESERVICES, INC.
                             1 KOZHEVNICHESKY PROEZD
                              MOSCOW, RUSSIA 115114
                     (Address of principal executive office)

                              (011-7-501) 797-9300
              (Registrant's telephone number, including area code)


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Item 5.  Other Events.

     Golden Telecom, Inc.'s ("GTI") designated representatives will participate in the US - Russian Investment Symposium to be held on November 13, 2003 in Boston, Massachusetts.

     Attached hereto as Exhibit 99.1 is GTI's US - Russian Investment Symposium Presentation.

     Certain statements contained in this presentation as described above or made during the meeting concerning management's intentions, expectations or predictions are forward looking statements. Such statements include the expected benefits of the Sibchallenge acquisitions, estimates of future financial and operating performance, expectations regarding future market position, expansion plans and the results of such, our future product offerings, and effectiveness of our strategic responses. It is important to note that the company's actual results may differ materially from those projected in such forward looking statements. Factors that may cause the anticipated results not to occur include our ability to consummate potential acquisitions, our ability to efficiently integrate the acquired companies, unanticipated changes in customer demand, changes in competitive product offerings, increased price competition, change in macroeconomic and political environment, changes in local regulatory regimes, or shifts in strategy of our partners. All forward looking statements are made as of November 13, 2003 and GTI disclaims any duty to update such statements. Additional information concerning the factors that could cause actual results to differ materially from those projected in the forward looking statements is contained in the Company's annual report on Form 10-K for the year ended December 31, 2002, quarterly reports on Form 10-Q filed in 2003, current reports on Form 8-K filed in 2003, and other filings made in 2003 with the U.S. Securities and Exchange Commission ("SEC"). Copies of these filings may be obtained by contacting GTI or the SEC.

Item 7.  Exhibits.

(c)  Exhibits


 DESIGNATION         DESCRIPTION OF EXHIBIT

     99.1           Golden Telecom, Inc.'s US - Russian Investment Symposium
                    Presentation.


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SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   GOLDEN TELECOM, INC.
                                   (Registrant)

                                   By: /s/ DAVID STEWART
                                       ----------------------------------------
                                   Name: David Stewart
                                   Title: Chief Financial Officer and Treasurer


Date:  November 13, 2003


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                                 EXHIBIT INDEX


EXHIBIT
NUMBER                              DESCRIPTION
------                              -----------

     99.1           Golden Telecom, Inc.'s US - Russian Investment Symposium
                    Presentation.